SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

XTO ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10662	75-2347769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

(817) 885-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 7, 2005, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated April 6, 2005, to the Prospectus, dated February 25, 2005, pursuant to Registration Statement No. 333-122767. The Exhibits filed herewith are filed as part of such Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of Registration Statement No. 333-122767:

Exhibit Number	Description

5.1.1	Opinion of Kelly, Hart & Hallman, P.C.

23.4.1	Consent of Kelly, Hart & Hallman, P.C. (set forth in their opinion filed as Exhibit 5.1.1)

25.1	Form T-1 Statement of Eligibility of Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: April 7, 2005	By:	/S/ FRANK G. MCDONALD
Frank G. McDonald Vice President and General Counsel